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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                         reported) September 22, 1997
                                   ------------------



                 J.P. Morgan Commercial Mortgage Finance Corp.
           ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-31095          13-3789046
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-9344
                                                        --------------

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Item 5.   Other Events
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Filing of Computational Materials.
---------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1997-C5, J.P. Morgan Securities Inc., Prudential Securities Incorporated and Smith Barney Inc. (collectively, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Computational Materials on
                              Form SE dated September 26, 1997


                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.


                           By: /s/ Bianca A. Russo
                               ----------------------
                               Name:  Bianca A. Russo
                               Title: Vice President


Dated:    September 26, 1997




                                Exhibit Index
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Exhibit                                                                Page
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99.  Computational Materials filed on Form SE
     dated September 26, 1997                                             6